UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

   X .

Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

Piranha Ventures, Inc.

(Name of Registrant as Specified in its Charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

69-2, Jalan Taman Melaka Raya 25,

Taman Melaka Raya, 75000 Melaka, Malaysia.

 (Address of principal executive office)

Registrant's telephone number, including area code: +6 06-281 4534

Copy of Communications To:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Tel: 212-219-7783

Fax: 212-219-3604

(Name, Address and Telephone Number of Person

Authorized to Receive Notice and Communications on Behalf of Registrant)

Payment of Filing Fee (Check the appropriate box):

   X .

No fee required.

       .

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of securities:

(5) Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date filed:

Piranha Ventures, Inc.

69-2, Jalan Taman Melaka Raya 25,

Taman Melaka Raya, 75000 Melaka, Malaysia.

NOTICE OF ACTION BY

WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Piranha Ventures, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $.001 par value per share, as of November ___, 2011 (“Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders as of the Record Date of the action taken by the resolution adopted by the Company’s Board of Directors, dated as of October 26, 2011, and by the written consent of the holders of a majority of the Company’s voting stock, dated as of October 26, 2011. This Information Statement shall be considered the notice required under the Nevada Revised Statutes and the Company’s Bylaws.

The following action will be taken pursuant to the resolution adopted by the Company’s Board of Directors and the written consent of a majority of the holders of the Company’s voting capital stock:

To file an amendment to the Company’s Articles of Incorporation to change Company’s name to:

Realgold International, Inc.

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The above described action will not become effective until at least 20 days after this Information Statement has been mailed to the stockholders on record as of November ___, 2011. Company anticipates that the action will be taken not less than ten (10) days from the mailing of this information statement, or as soon thereafter as practicable.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Tan Lung Lai
Tan Lung Lai
President, Chief Executive Officer

October 26, 2011

Piranha Ventures, Inc.

69-2, Jalan Taman Melaka Raya 25,

Taman Melaka Raya, 75000 Melaka, Malaysia.

INFORMATION STATEMENT

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

Piranha Ventures, Inc. (the “Company”) is a Nevada corporation with its principal executive offices located at 69-2, Jalan Taman Melaka Raya 25,Taman Melaka Raya, 75000 Melaka, Malaysia. The Company’s telephone number is +6 06-281 4534 . This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the Company’s Board of Directors have approved by a board resolution and the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent. The action is expected to be taken on November ___, 2011, and will not become effective until at least 20 days after this Information Statement has been mailed to our stockholders on record as of November ___, 2011. .

The following action will be taken pursuant to the resolution adopted by the Company’s Board of Directors and the written consent of a majority of the holders of the Company’s voting capital stock:

To file an amendment to the Company’s Articles of Incorporation to change Company’s name to:

Realgold International, Inc.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not become effective until a date at least 20 days after this Information Statement has been mailed to the stockholders on record as of Record Date. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December___, 2011. The form of the proposed amendment to the Company’s Articles of Incorporation is attached as Exhibit A.

The Company will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Amendment requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On October 26 2011, our Board of Directors unanimously adopted resolutions approving the corporate action to change Company’s name to Realgold International, Inc.  In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

As of October 26, 2011 the Company had 1,270,101 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share. On October 26, 2011, the holders of 991,951 shares of our Common Stock, constituting 78.1 % of the voting power of the issued and outstanding shares of our Common Stock, consented in writing to name change.

Accordingly, we have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholder were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, effectuate the name change.

PURPOSES FOR NAME CHANGE

The purpose for name change is to better reflect the business operations that Company plans to undertake.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 100,000,000 shares of common stock, par value $.001 per share and 10,000,000 shares of preferred stock, par value $ .001 per share. As of October 26, 2011, the Company had 1,270,101 shares of Common Stock issued and outstanding.

Holders of the Company’s common stock are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. The common stock does not have cumulative voting rights.

Because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have voted in favor of the foregoing corporate action by resolution dated October 26, 2011; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Company’s common stock as of October 26, 2011. The information in this table provides the ownership information for: each person known to be the beneficial owner of more than 5% of common stock; each of directors; each of executive officers; and executive officers and directors as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name and Address of Beneficial Owners (a)	Amount and Nature of Beneficial Ownership	Percent of Class (b)

Directors and Executive Officers

Tan Lung Lai Director, President, Treasurer, CEO, CFO, 69-2, Jalan Taman Melaka Raya 25, Taman Melaka Raya, 75000 Melaka, Malaysia	991,951	78.10%

Chew Choong Weng Director, Secretary 69-2, Jalan Taman Melaka Raya 25, Taman Melaka Raya, 75000 Melaka, Malaysia	0	0
Officers and Directors as a group	991,951	78.10%

Greater Than 5% Shareholders

Tan Lung Lai 69-2, Jalan Taman Melaka Raya 25, Taman Melaka Raya, 75000 Melaka, Malaysia	991,951	78.10%

Greater Than 5% Shareholders as a group	991,951	78.10%

(a) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(b) Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares. Based on 1,270,101 shares of Common Stock issued and Outstanding

FINANCIAL STATEMENTS

The Company filed its Annual Report for this fiscal year ended December 31, 2010 on Form 10-K with the Securities and Exchange Commission on March 31, 2011. The Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2011 with the Securities and Exchange Commission on May 9, 2011. The Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2011 with the Securities and Exchange Commission on August 5, 2011.   Copies of the Annual Reports and amendments and the Quarterly Reports may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

By order of the Board of Directors:

/s/ Tan Lung Lai
Tan Lung Lao
President, Chief Executive Officer

October 26, 2011

Exhibit A: Proposed Amendment to the Articles of Incorporation

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Piranha Ventures, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Article One of the Articles of Incorporation has been amended as follows:

Article One: The Name of the Corporation is Realgold International, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 991,951

4. Effective date and time of filing: (optional) Date: 12/05/2011 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer Tan Lung Lai, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11